UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2023
TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2108 N Street
Suite 4935
Sacramento, CA 95816
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDAQ	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.03	Bankruptcy or Receivership.
As previously disclosed, on January 11, 2023, Tricida, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Court”), thereby commencing a Chapter 11 case for the Company (Case No. 23-10024).
On May 23, 2023, the Court entered its order (the “Confirmation Order”) confirming the Fifth Amended Chapter 11 Plan of Liquidation for Tricida, Inc. (the “Plan”). A copy of the confirmed Plan is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference into this Item 1.03.
Summary of Plan
This summary is qualified in its entirety by referenced to the Plan, and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Plan. The Plan, as confirmed by the Court, creates eight classes of Claims and Interests in the Company. Holders of Allowed Claims in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), Class 3 (Noteholder Claims), Class 4 (Patheon Rejection Claim), Class 5 (General Unsecured Claims), and Class 6 (De Minimis Unsecured Claims) are entitled to receive distributions under the Plan as set forth in the Plan. In addition, the Company will be paying Administrative Claims, Professional Fee Claims, Priority Tax Claims, and Statutory Fees due and owing to the U.S. Trustee under the Plan.
Pursuant to the terms of the Plan, a Liquidating Trust will be established on the Effective Date, which will, among other things, (i) receive and hold the Liquidating Trust Assets; (ii) administer, dispute, object to, compromise, or otherwise resolve all General Unsecured Claims; (iii) make distributions to the Liquidating Trust Beneficiaries in accordance with the Liquidating Trust Waterfall; (iv) maximize recoveries for the benefit of the Liquidating Trust Beneficiaries; and (v) commence and pursue the Retained Causes of Action and Transferred Causes of Action and manage and administer any proceeds thereof. In addition, on the Effective Date, a Contingent Payments Holding Trust and a Contingent Payments Trust will be established to, among other things, administer and preserve the Contingent Payments Trust Assets and the Contingent Payments Trust Interest. The Plan also implements the terms of certain settlements among various creditor constituencies, without which the Company believes recoveries to creditors would be materially reduced. Certain reserves have been created for purposes of funding various costs and expenses associated with the administration of the Plan and the winding down of the Debtors’ businesses and affairs.
The Plan further provides that all Claims in Class 7 (Section 510(b) Claims) and Class 8 Interests shall be canceled, released, extinguished, and of no further force or effect. Holders of such Claims and Interests shall not receive any distributions under the Plan on account of such Claims or Interests.
In the Company’s most recent monthly operating reports filed with the Bankruptcy Court on May 22, 2023, the Company reported aggregated total assets of approximately $47.5 million and total liabilities of approximately $235.3 million as of April 30, 2023. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.
The Company has no preferred shares issued or outstanding and 58,028,254 shares of common stock issued and outstanding. On the effective date, all of these shares will be canceled, released, and extinguished and will be of no further force or effect pursuant to the Plan.
The Company anticipates that the Plan will become effective within thirty days of confirmation.

Item 7.01	Regulation FD Disclosure.
On May 22, 2023, the Company filed its monthly operating report (the “Monthly Operating Report”), with the Court for the reporting month ended April 30, 2023, a copy of which is attached hereto as Exhibit 99.1.
Cautionary Note Regarding the Monthly Operating Reports
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Court. The Monthly Operating Report is not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to periods that are different from the historical periods required in the Company’s reports filed pursuant to the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1	Confirmation Order, dated May 23, 2023.

99.1	Tricida, Inc., Monthly Operating Report, dated April 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2023	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Operating Officer and Chief Financial Officer